Credit Facilities and Debt (Tables)	12 Months Ended
Sep. 30, 2015
Debt Disclosure [Abstract]
Borrowing Obligations
At September 30, 2015 and 2014, we had the following borrowing obligations (dollars in thousands):

	September 30, 2015	September 30, 2014
5.375% Senior Notes due 2020, net of unamortized premium of $3.8 million and $4.6 million, respectively. Effective interest rate 5.28%.	$1,053,818	$1,054,601
2.75% Convertible Debentures due 2031, net of unamortized discount of $39.1 million and $88.8 million, respectively. Effective interest rate 7.43%.	394,698	601,226
1.50% Convertible Debentures due 2035, net of unamortized discount of $60.5 million at September 30, 2015. Effective interest rate 5.50%.	203,373	—
Credit Facility, net of unamortized original issue discount of $0.8 million and $1.0 million respectively.	471,766	476,399
Total long-term debt	2,123,655	2,132,226
Less: current portion	4,834	4,834
Non-current portion of long-term debt	$2,118,821	$2,127,392

Applicable Margin for Borrowings
The applicable margin for the borrowings at September 30, 2015 is as follows:

Description	Base Rate Margin		LIBOR Margin
Term loans maturing August 2019	1.75%		2.75%
Revolving facility due August 2018	0.50% - 0.75%	(a)	1.50% - 1.75%	(a)

(a)	The margin is determined based on our net leverage ratio at the date the interest rates are reset on the revolving credit line.

Annual Aggregate Principal Term Loans to be Repaid
If only the baseline repayments are made, the annual aggregate principal amount of the term loans repaid would be as follows (dollars in thousands):

Year Ending September 30,	Amount
2016	$4,834
2017	4,834
2018	4,834
2019	458,040
Total	$472,542